SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) October 14, 2004
                        -------------------
                   Commission File Number 1-5324
                              ------

                        NORTHEAST UTILITIES
                       --------------------
      (Exact name of registrant as specified in its charter)

          MASSACHUSETTS           1-5324              04-2147929
 -------------------------       ---------          ---------------
  (State or other jurisdiction   (Commisson      (I.R.S. Employer
of organization)                File Number)      incorporation
                                                or Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
   MASSACHUSETTS                                           01105
 -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-
        2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e- 4(c))


Section 7   -  Regulation FD

New President at NU Enterprises, Inc.

     On October 20, 2004, Northeast Utilities ("NU") announced that Lawrence E. De Simone will be joining the company as president of Northeast Utilities Enterprises, Inc. (NUEI), a subsidiary of NU.

Yankee Gas Services Company Developments

     On October 14, 2004, Yankee Gas Services Company ("Yankee Gas"), the Office of the Consumer Counsel ("OCC") and the Prosecutorial Division of the Connecticut Department of Public Utility Control ("DPUC") filed a joint settlement with the DPUC to resolve a rate case Yankee Gas filed on July 2, 2004. The settlement would allow an annual increase of $14 million, or 4.1 percent, in Yankee Gas's rates effective January 1, 2005. The authorized return on equity
(ROE) for Yankee Gas would be 9.9 percent with Yankee Gas sharing with customers 50 percent of the earnings above that level. Yankee Gas had originally requested an increase of $26.5 million annually and an ROE of 10.75 percent. The settlement is subject to DPUC approval and a hearing is scheduled before the DPUC on October 28, 2004.


     On October 18, 2004, Yankee Gas announced that it had awarded a contract to a subsidiary of Chicago Bridge & Iron Company, N.V. to design and build a 1.2 billion cubic foot liquefied natural gas peak shaving facility in Waterbury, Connecticut. The contract award follows DPUC approval of the project on September 3, 2004. The facility will provide natural gas service during peak demand periods to Yankee Gas's residential, commercial and industrial customers.
With construction starting this fall, the facility is expected to be completed and ready for use during the 2007/2008 heating season. The total project cost is estimated to cost approximately $100 million.

     The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed
"filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities under the Securities Act of 1933, as amended, unless specified otherwise.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

            (c)  Exhibits

                 Exhibit        Description

                 Exhibit 99.1   Northeast Utilities News Release
                                dated October 20, 2004, concerning
                                Lawrence E. De Simone.


                     [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NORTHEAST UTILITIES
                          (Registrant)


                          By:  /s/ Randy A. Shoop
                               Name:  Randy A. Shoop
                               Title:  Assistant Treasurer - Finance

Date:  October 21, 2004